VANGUARD(R) PENNSYLVANIA
TAX-EXEMPT FUNDS

MAY 31, 2000

VANGUARD PENNSYLVANIA
 TAX-EXEMPT MONEY
 MARKET FUND

VANGUARD PENNSYLVANIA
 INSURED LONG-TERM
 TAX-EXEMPT FUND

[SHIP]

[MEMBERS OF
THE VANGUARD GROUP(R) LOGO]

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HAVE THE PRINCIPLES OF INVESTING CHANGED?
In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS

REPORT FROM THE CHAIRMAN......1                  FUND PROFILES...............8

THE MARKETS IN PERSPECTIVE....4                  PERFORMANCE SUMMARY........11

REPORT FROM THE ADVISER.......6                  FINANCIAL STATEMENTS.......13
--------------------------------------------------------------------------------

            All comparative mutual fund data are from Lipper Inc. or
                   Morningstar, Inc., unless otherwise noted.
    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500,"
           and "500" are trademarks of The McGraw-Hill Companies, Inc.
        Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
            "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of
                       Wilshire Associates Incorporated.

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1

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

Interest rates for most municipal bonds ratcheted higher during the six months ended May 31, 2000--the first half of Vanguard Pennsylvania Tax-Exempt Funds' fiscal year--and bond prices generally declined. In this environment, municipal bonds earned positive total returns, as price declines were not enough to offset the interest income earned during the period.
     For the half-year, our Insured Long-Term Tax-Exempt Fund earned a total return (capital change plus reinvested dividends) of 1.4%, and our Tax-Exempt Money Market Fund earned 1.9%. As you can see in the adjacent table, the returns of both funds topped those of their average peers.

---------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           MAY 31, 2000
---------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
 MONEY MARKET FUND                             1.9%
(SEC 7-Day Annualized Yield: 4.05%)
Average Pennsylvania Tax-Exempt
 Money Market Fund*                            1.7
---------------------------------------------------------
VANGUARD PENNSYLVANIA INSURED
 LONG-TERM TAX-EXEMPT FUND                     1.4%
Average Pennsylvania Municipal
 Debt Fund*                                    0.1
---------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $10.65 per share on November 30, 1999, to $10.50 per share on May 31, 2000, and is adjusted for dividends totaling $0.294 per share paid from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1.00 per share, as was expected but not guaranteed.
     For Pennsylvania residents, income earned by our funds is exempt from federal and Pennsylvania income taxes, but may be subject to local taxes and to the alternative minimum tax.
     On May 31, the Insured Long-Term Fund's yield stood at 5.64%, up from 5.17% at the end of November 1999; the Money Market Fund's yield was 4.05%, up from 3.57% six months earlier. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields were about 9.3% for the Insured Long-Term Fund and about 6.7% for the Money Market Fund.

THE PERIOD IN REVIEW
The U.S. economy expanded impressively during the six months ended May 31, but the terrific pace of economic growth stoked fears of higher inflation--and, thus, higher interest rates. These fears put pressure on the prices of both stocks and bonds, making it a volatile six months for stocks, particularly for technology shares, and a generally lackluster half-year for bonds.
     The Federal Reserve Board continued its campaign to head off inflation by hiking its target for short-term interest rates by a full percentage point during the half-year. The yield of the 10-year U.S. Treasury note rose only slightly, to 6.27% on May 31 from 6.19% six months earlier, and the yield of 3-month Treasury bills rose by 32 basis points (0.32 percentage point) to close the period at 5.62%. However, the yield of the benchmark 30-year Treasury bond fell from 6.29% on November 30, 1999, to 6.01% on May 31, 2000. This decline resulted from the decreasing supply of long-term Treasury debt--a development that drove prices higher and yields lower for the longest-term Treasuries.

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2

     Yields of high-grade, long-term municipal bonds ended the half-year at 5.91%, up a tiny bit from 5.87% when the period began. Yields on top-grade (MIG-1) 3-month notes rose 35 basis points to 4.15% on May 31.
     Relative to U.S. Treasury bonds, longer-term municipal bonds are extremely attractive, particularly for investors in higher income tax brackets. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 98% of the yield of the 30-year U.S. Treasury bond, whose interest is subject to federal income tax. The spread between long-term Treasury bonds and munis was unusually thin because of the heavy demand for--and, thus, lower yields of--long-term Treasuries. For securities with maturities of 10 years, the yield of municipal bonds was equal to about 85% of the yield of Treasuries--a proportion that is in line with the long-term historical rate.
     The U.S. stock market advanced during the six months, though as the period progressed investors' favor shifted toward value-oriented stocks and away from growth shares. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, gained 2.4% for the half-year. Among large-capitalization stocks, the returns of value stocks outpaced those of growth-oriented shares by nearly 2 percentage points (3.6% for the Standard & Poor's 500/BARRA Value Index; 1.9% for the S&P 500/BARRA Growth Index). The split was especially evident from March through May, when large value stocks gained 10.0% and large growth stocks slipped -0.4%

PERFORMANCE OVERVIEW
Vanguard Pennsylvania Tax-Exempt Money Market Fund earned 1.9% for the six months, just ahead of the 1.7% return of our average peer. Our margin over our average competitor can be attributed to our much lower expenses, which give us a significant and sustainable advantage over funds that invest in similar securities.
     The 1.4% total return earned by the Insured Long-Term Tax-Exempt Fund during the half-year exceeded the 0.1% return achieved by our average peer and the 1.0% return of the Lehman Brothers Municipal Bond Index, which exists outside the real world of operating expenses and transaction costs.
     Of course, a six-month return tells only part of the story of a bond fund's performance. We note that semiannual returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. During the 12 months ended May 31, 2000, our Insured Long-Term Tax-Exempt Fund recorded a negative total return of -1.0%, consisting of an income return of 5.3% and a price decline of -6.3%.
     Also, keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news for fixed income investors. Money market yields and returns quickly adjust higher. And for long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because there is more income to reinvest at higher yields. Conversely, when interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.
     Though bond prices can swing dramatically, over the long run it is interest income that accounts for virtually all of a bond fund's total return. As such, municipal bonds that now offer an after-tax yield of about 5.5% can provide a solid long-term return, particularly if inflation remains at relatively low levels.
     A key ingredient in our success is our significant cost advantage over similar funds.Our funds have annualized expense ratios (expenses as a percentage of average net assets) of less than 0.20%, compared with the 1.11% charged by the average long-term Pennsylvania

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3

tax-exempt fund and the 0.60% charged by the average Pennsylvania tax-exempt money market fund. For our shareholders, the benefits of low costs are twofold. Our cost advantage provides us with a head start in our quest to outperform our competitors. Lower costs also allow our investment adviser, Vanguard Fixed Income Group, to select bonds with higher credit quality than those chosen by our peers, without a sacrifice in net yields.
     For Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund, our adviser invests primarily in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have more than made up the difference, allowing our fund to provide net returns that are fully competitive with those of lower-quality municipal bond portfolios.

IN SUMMARY
The argument for holding bonds as well as stocks in a balanced portfolio is an enduring one that is not based on past returns or projections of future returns. Fixed income investments add to a portfolio's diversification, and interest income is a valuable and durable component of total return that, when compounded over long periods, plays an important role in accumulating wealth. For Pennsylvania residents, the triple tax benefit of a Pennsylvania municipal bond fund can be especially valuable.
     History has taught us that investors who maintain balanced portfolios of well- diversified stock funds, bond funds, and money market funds generally find it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/S/
John J. Brennan
Chairman and Chief Executive Officer

June 14, 2000




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IN MEMORY
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It is with  great  sadness  that I  report  the  death  of John C.  Sawhill,  an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

4

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.
     Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.
     Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of
2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.
     Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

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                                                  TOTAL RETURNS
                                            PERIODS ENDED MAY 31, 2000
                                   ---------------------------------------------
                                    6 MONTHS          1 YEAR         5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                        2.9%            10.5%           23.8%
  Russell 2000 Index                   5.5              9.9            13.5
  Wilshire 5000 Index                  2.4             10.7            22.3
  MSCI EAFE Index                      0.7             17.4            10.4
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index          1.4%             2.1%           6.0%
  Lehman 10 Year Municipal Bond Index  0.7             -0.2            5.3
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index            2.7              5.2            5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                 1.8%             3.1%           2.4%
--------------------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS
Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.
     The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

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5

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.
     Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.
     Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS
The Federal Reserve's influence on interest rates is strongest for short-term securities. Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points--from 6.29% to 6.01%--during the half-year.
     Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.
     Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive--yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS
A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)
     The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.
     In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

6

REPORT FROM THE ADVISER

The economy continued its robust expansion during the six months ended May 31, 2000, the first half of the fiscal year for Vanguard Pennsylvania Tax-Exempt Funds. The unemployment rate fell as low as 3.9% and the economy grew at an annual rate of more than 5% during the half-year.
     A fear of inflation roiled the markets, as investors focused on rising short-term rates. On three occasions the Federal Reserve Board increased the federal funds rate to slow economic growth. In turn, this led to a noticeable increase in stock market volatility. Throughout the tumult, the tax-exempt bond market remained relatively calm.
     A typical long-term, high-quality municipal bond started the period with a 5.87% yield and ended it with a barely changed yield of 5.91%. Importantly, the transition from 1999 to 2000 went smoothly, without negative effects for either the issuers of municipal bonds or the financial markets.
     Although other markets were volatile during the half-year, tax-exempt bonds were a solid, if unglamorous, investment, and your funds continued to dutifully turn out consistent tax-exempt dividends. Often the municipal securities market lacks the dramatic allure of the stock market. However, tax-exempt securities are a reliable workhorse for the total return of an investor's portfolio.
     The Tax-Exempt Money Market Fund earned a tax-free return of 1.9% during the half-year, while the Insured Long-Term Tax-Exempt Fund provided a 1.4% return. Each fund outpaced the average return for its peer group of funds.

LOW DEMAND, LOW SUPPLY
During the half-year, few new investors entered the municipal bond market. Indeed, most tax-exempt funds experienced net outflows of cash, as investors redeemed shares to finance other purchases or to pay federal taxes. During this time, the low demand for municipal bonds improved their value relative to taxable bonds. For example, as of May 31, a highly rated, long-term state general obligation bond provided 98% of the income of a similar U.S. Treasury security, even though interest paid on the municipal bond is generally exempt from federal income tax, while interest on Treasuries is not. Investors in the top (39.6%) federal income tax bracket, therefore, received 2.3 percentage points in additional yield, after taxes, from high-quality, long-term muni bonds than from similar Treasuries. Such attractive relative yields have rarely endured.
     The supply of newly issued tax-exempt bonds so far in 2000 is a staggering 30% lower than last year. The stronger economy has boosted the finances of local governments, so fewer issuers need to tap the credit markets. The drop in new municipal bond issuance has supported prices for existing tax-exempt securities, especially in states with relatively high taxes. However, the effects of reduced supply have largely been offset by tepid demand for municipal bonds. At some point, we can expect that muni bond prices will rise in relation to those of taxable bonds and that the spread between yields of municipals and taxable bonds will widen.

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INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by Pennsylvania state, county, and municipal governments.
--------------------------------------------------------------------------------

7

MATURITY SPREADS NARROW, CREDIT SPREADS WIDEN
For municipal bonds, as for other fixed income investments, the spread in yields between issues with short- and long-term maturities has narrowed. In the tax-exempt market, the gap in yields between a 1-year bond and a 30-year bond is only 1.4 percentage points, down from about 2.0 percentage points. In the Treasury bond market, short-term yields are currently higher than yields for long-term bonds. This is unusual, because investors typically require higher yields to lend money for longer periods. The anomaly reflects the Federal Reserve Board's raising of short-term rates and the fall in supply of long-term Treasury bonds. Even if the Fed keeps raising interest rates, we expect yields for tax-exempt bonds to maintain their usual upward-sloping curve, with yields rising as maturities increase.
     During the half-year, the spread between yields of high-quality municipal bonds and yields of lower-quality bonds widened. This meant that lower-quality bond prices lagged those of high-quality bonds and that investors were demanding higher yields to take on higher credit risk. During the period, the extra income paid by bonds with the lowest investment-grade rating (Baa/BBB) versus those with the highest quality (AAA) increased from 0.50 to 0.75 percentage point. This reversed the trend of recent years, when credit spreads narrowed to historical lows as investors stretched for incrementally higher returns by buying lower-quality bonds.
     The trend toward wider credit-quality spreads began with bonds used to finance hospitals and other health care facilities. Most health care providers have credit ratings in the middle or lower tiers of investment-grade ratings. Rising cost pressures and reductions in expense reimbursement from health insurers have taken a toll. Investors are cautious and have demanded higher yields to hold bonds from these issuers, a trend that has spilled over into all lower-quality sectors. As you have come to expect, Vanguard has maintained a steady commitment to higher-quality issues. We have sought to provide superior income by keeping expenses low, so that more of the funds' gross income flows to you, rather than by taking on increased credit risk. The market's recent focus on credit quality has helped our performance relative to peer funds.

THE TAX-EXEMPT MONEY MARKET FUND
The yield on the 1-year U.S. Treasury bill rose 49 basis points to finish the period at 6.17%. This rise was a direct result of the earlier-mentioned rate hikes by the Fed. Yields on 1-year tax-exempt money market instruments rose 72 basis points during the six months. The benchmark 1-year MIG-1 tax-exempt note closed the period with a yield of 4.59%. Short-term municipal securities became more attractive relative to Treasuries: The ratio of yields of 1-year MIG-1 notes to those of 1-year Treasuries increased during the six months from 68.1% to 74.4%. Contributing to the rise in yields for short-term municipals was a surge in redemptions from tax-exempt money market funds during tax season, as shareholders wrote checks to pay their federal tax liabilities.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal
VANGUARD FIXED INCOME GROUP

June 13, 2000

8

FUND PROFILE
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------
Yield                         4.1%
Average Maturity           32 days
Average Quality              MIG-1
Expense Ratio               0.18%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------
MIG-1/SP-1+                  64.7%
A-1/P-1                      33.0
AAA/AA                        2.3
A                             0.0
----------------------------------
Total                       100.0%

9

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

10

FUND PROFILE
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES
-----------------------------------------------------
                  PENNSYLVANIA INSURED         LEHMAN
                             LONG-TERM         INDEX*
-----------------------------------------------------
Number of Issues                   255         38,998
Yield                             5.6%             --
Yield to Maturity                 5.6%             --
Average Coupon                    5.4%           5.5%
Average Maturity            13.0 years     13.4 years
Average Quality                    AAA            AA+
Average Duration             8.1 years      7.5 years
Expense Ratio                  0.17%**             --
Cash Reserves                     1.2%             --

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
------------------------------
[GRID]

AVERAGE MATURITY          LONG
CREDIT QUALITY            HIGH

VOLATILITY MEASURES
---------------------------------------------
            PENNSYLVANIA INSURED       LEHMAN
                       LONG-TERM       INDEX*
---------------------------------------------
R-Squared                   0.98         1.00
Beta                        1.05         1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
------------------------------
AAA                      98.8%
AA                        1.2
A                         0.0
BBB                       0.0
BB                        0.0
B                         0.0
------------------------------
Total                   100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------
Under 1 Year            6.9%
1-5 Years              19.2
5-10 Years             10.5
10-20 Years            41.6
20-30 Years            21.8
Over 30 Years           0.0
----------------------------
Total                 100.0%

11

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JUNE 13, 1988-MAY 31, 2000
----------------------------------------------------
         PENNSYLVANIA TAX-EXEMPT        AVERAGE
           MONEY MARKET FUND              FUND*
FISCAL   CAPITAL   INCOME    TOTAL        TOTAL
YEAR     RETURN    RETURN    RETURN      RETURN
----------------------------------------------------
1988      0.0%      2.5%      2.5%        2.5%
1989      0.0       6.4       6.4         6.4
1990      0.0       5.9       5.9         5.9
1991      0.0       4.6       4.6         4.6
1992      0.0       3.0       3.0         2.9
1993      0.0       2.4       2.4         2.2
1994      0.0       2.6       2.6         2.4
----------------------------------------------------
----------------------------------------------------
         PENNSYLVANIA TAX-EXEMPT        AVERAGE
           MONEY MARKET FUND              FUND*
FISCAL   CAPITAL   INCOME    TOTAL        TOTAL
YEAR     RETURN    RETURN    RETURN      RETURN
----------------------------------------------------
1995      0.0%      3.7%      3.7%        3.5%
1996      0.0       3.4       3.4         3.1
1997      0.0       3.5       3.5         3.2
1998      0.0       3.3       3.3         3.0
1999      0.0       3.1       3.1         2.7
2000**    0.0       1.9       1.9         1.7
----------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2000): 4.05%
----------------------------------------------------
 *Average  Pennsylvania  Tax-Exempt Money Market Fund;
  derived from data provided by Lipper Inc.
**Six months ended May 31, 2000.
See Financial Highlights table on page 24 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                                  10 YEARS
                             INCEPTION                   -----------------------
                               DATE     1 YEAR   5 YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
Money Market Fund            6/13/1988  3.27%    3.38%    0.00%    3.45%   3.45%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

12

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 2000
------------------------------------------------
        PENNSYLVANIA INSURED LONG-TERM
               TAX-EXEMPT FUND           LEHMAN*
FISCAL    CAPITAL   INCOME   TOTAL       TOTAL
YEAR      RETURN    RETURN   RETURN      RETURN
------------------------------------------------
1986       3.0%      4.7%      7.7%        8.1%
1987      -9.9       6.6      -3.3        -0.2
1988       4.5       7.5      12.0        10.6
1989       4.7       7.5      12.2        11.0
1990       0.3       7.0       7.3         7.7
1991       2.8       6.9       9.7        10.3
1992       5.0       6.7      11.7        10.0
1993       5.8       6.1      11.9        11.1
------------------------------------------------
------------------------------------------------
       PENNSYLVANIA INSURED LONG-TERM
              TAX-EXEMPT FUND            LEHMAN*
FISCAL    CAPITAL   INCOME   TOTAL       TOTAL
YEAR      RETURN    RETURN   RETURN      RETURN
------------------------------------------------
1994       10.7%     5.3%     -5.4%       -5.2%
1995       12.0      6.5      18.5        18.9
1996        0.2      5.6       5.8         5.9
1997        0.7      5.5       6.2         7.2
1998        2.1      5.5       7.6         7.8
1999       -6.7      5.0      -1.7        -1.1
2000**     -1.4      2.8       1.4         1.0
------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2000.
See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                                 10 YEARS
                             INCEPTION                   -----------------------
                                DATE    1 YEAR  5 YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Pennsylvania Insured Long-Term
Tax-Exempt Fund               4/7/1986   0.11%   5.61%    1.20%    5.95%   7.15%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

13

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the funds' investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON           DATE                (000)             (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
----------------------------------------------------------------------------------------------------------------------------------
Allegheny County PA GO                                                7.20%      12/1/2000 (Prere.)     $ 3,130           $ 3,179
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)     4.25%       6/8/2000 LOC           30,230            30,230
Allegheny County PA Higher Educ. Building Auth. VRDO
 (Carnegie Mellon Univ.)                                              4.35%       6/2/2000               66,150            66,150
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
 (Children's Hosp.-Pittsburgh)                                        4.40%       6/8/2000 (1)           28,800            28,800
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
 (Presbyterian Univ. Health System)                                   4.40%       6/8/2000 (1)           34,000            34,000
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
 (Presbyterian Univ. Health System)                                   4.40%       6/8/2000 LOC            8,940             8,940
Allegheny County PA IDA PCR VRDO (Duquesne Light Co.)                 4.30%       6/7/2000 (2)           47,925            47,925
Beaver County PA IDA CP (Duquesne Light Co.)                          3.95%       7/6/2000 (2)           43,500            43,500
Beaver County PA IDA CP (Duquesne Light Co.)                          4.05%      7/14/2000 (2)           34,900            34,900
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                    4.15%       6/7/2000 (2)           15,000            15,000
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                    4.20%       6/7/2000 (2)           12,500            12,500
Berks County PA GO                                                    7.25%     11/15/2000 (3)(Prere.)   19,695            20,371
Berks County PA IDA VRDO (Lutheran Health Care)                       4.15%       6/7/2000 (2)           11,245            11,245
Chester County PA IDA VRDO (Archdiocese of Philadelphia)              4.35%       6/2/2000 LOC           24,400            24,400
Cumberland County PA Municipal Auth. College Rev. PUT
 (Dickinson College)                                                  3.80%      11/1/2000 LOC           19,880            19,880
Dallastown Area School Dist. York County PA GO VRDO                   4.38%       6/8/2000 (3)           19,885            19,885
Daniel Boone PA Area School Dist. VRDO                                4.15%       6/7/2000 (2)           10,000            10,000
Dauphin County PA General Auth. Hosp. Rev. VRDO
 (Reading Hosp. & Medical Center)                                     4.10%       6/7/2000               13,865            13,865
Delaware County PA IDA Airport Fac. Rev. VRDO
 (United Parcel Service)                                              4.30%       6/2/2000               34,200            34,200
Delaware County PA IDA PCR CP (PECO)                                  4.00%      6/12/2000 (3)            9,500             9,500
Delaware County PA IDA PCR CP (PECO)                                  4.00%      6/13/2000 (3)           34,900            34,900
Delaware County PA IDA PCR CP (PECO)                                  4.00%      9/14/2000 (3)           12,600            12,600
Delaware County PA IDA PCR CP (PECO)                                  4.05%      7/12/2000 (3)           11,400            11,400
Delaware County PA IDA PCR CP (PECO)                                  4.05%      7/20/2000 (3)           16,000            16,000

14

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON           DATE                (000)             (000)
----------------------------------------------------------------------------------------------------------------------------------
Delaware County PA IDA PCR CP (PECO)                                  4.30%      6/13/2000 (3)         $ 21,400          $ 21,400
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                4.30%       6/2/2000                8,700             8,700
Delaware County PA IDA PCR VRDO (PECO)                                4.30%       6/2/2000 LOC            4,500             4,500
Delaware County PA IDA Solid Waste Rev. VRDO (Scott Paper Co.)        4.25%       6/7/2000               76,305            76,305
Delaware County PA IDA VRDO (General Electric Capital Corp.)          3.95%       6/7/2000               44,175            44,175
Franklin County PA IDA Healthcare Rev. VRDO (Chambersburg Hosp.)      4.40%       6/8/2000 (2)            5,000             5,000
Geisinger Health System Auth. of Pennsylvania VRDO
 (Penn State Geisinger Health System)                                 4.35%       6/2/2000               47,235            47,235
Lancaster County PA VRDO                                              4.38%       6/8/2000 (3)            5,000             5,000
Lehigh County PA Health Network VRDO
 (Lehigh Valley Health System)                                        4.35%       6/2/2000 (1)            3,000             3,000
Lehigh County PA Health Network VRDO
 (Lehigh Valley Health System)                                        4.35%       6/2/2000 (2)           12,600            12,600
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)        4.35%       6/8/2000 (1)+           6,350             6,350
Mercerburg Borough PA Auth. VRDO (Mercersburg College)                4.30%       6/7/2000 LOC            7,500             7,500
Montgomery County PA GO                                               6.10%     10/15/2000 (Prere.)       3,000             3,025
Montgomery County PA IDA PCR CP (PECO)                                4.00%      7/13/2000               11,800            11,800
Montgomery County PA IDA PCR CP (PECO)                                4.05%      6/12/2000 LOC           11,640            11,640
Montgomery County PA VRDO                                             4.15%       6/7/2000                  400               400
Northampton County PA Higher Educ. Auth. Rev. VRDO (Lehigh Univ.)     4.35%       6/8/2000               15,485            15,485
Northeastern PA Hosp. & Educ. Auth. VRDO
 (Wyoming Valley Health Care Obligated Group)                         4.10%       6/7/2000 (2)           50,300            50,300
Northeastern PA Hosp. Auth. Rev.
 (Hosp. Central Services Capital Asset Financing Program)             4.05%      9/22/2000 (1)           14,120            14,120
Pennsbury PA School Dist. VRDO                                        4.15%       6/8/2000 (3)           10,000            10,000
Pennsylvania CP                                                       3.95%      7/20/2000               21,200            21,200
Pennsylvania GO                                                       4.50%      10/1/2000               19,850            19,903
Pennsylvania GO                                                       5.00%     10/15/2000                9,440             9,476
Pennsylvania GO                                                       5.40%       7/1/2000                2,000             2,004
Pennsylvania GO                                                       6.75%       1/1/2001 (Prere.)       3,875             3,991
Pennsylvania Higher Educ. Assistance Agency
Student Loan Rev.                                                     4.625%     12/1/2000 LOC            9,900             9,934
Pennsylvania Higher Educ. Assistance Agency
Student Loan Rev. VRDO                                                4.10%       6/7/2000 LOC          149,500           149,500
Pennsylvania Higher Educ. Assistance Agency
Student Loan Rev. VRDO                                                4.15%       6/7/2000 (2)           12,800            12,800
Pennsylvania Higher Educ. Assistance Agency
Student Loan Rev. VRDO                                                4.40%       6/7/2000 LOC           20,000            20,000
Pennsylvania Higher Educ. Fac. Auth. Rev.                             4.50%      11/1/2000 LOC           20,700            20,793
Pennsylvania Higher Educ. Fac. Auth. Rev.                             5.00%      6/15/2000 (4)            1,290             1,291
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT (St. Joseph's Univ.)    3.80%      11/1/2000 LOC           17,800            17,800
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT (St. Joseph's Univ.)    4.20%       4/1/2001 LOC            3,200             3,200
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
 (Carnegie Mellon Univ.)                                              4.35%       6/2/2000              103,250           103,250
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO (Temple Univ.)         4.30%       6/2/2000 LOC           31,800            31,800
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
 (Univ. of Pennsylvania)                                              4.30%       6/7/2000 LOC           18,980            18,980
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.75%      6/15/2000 (3)            6,695             6,700
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 6.00%      6/15/2000 (ETM)          3,670             3,673
Pennsylvania Public School Building Auth. VRDO
 (Parkland School Dist.)                                              4.33%       6/8/2000 (3)           11,445            11,445
Pennsylvania Higher Educ. Fac. Auth. (Medical College of PA)          7.25%       3/1/2001 (Prere.)       3,000             3,124
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev. TOB VRDO           4.38%       6/8/2000 (2)+          16,045            16,045
Pennsylvania Turnpike Comm. Rev. VRDO                                 4.35%       6/2/2000               19,800            19,800
Philadelphia PA GO                                                    6.00%     11/15/2000 (3)           11,995            12,105
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
 (Children's Hosp.)                                                   4.35%       6/2/2000               56,900            56,900
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
 (Children's Hosp.)                                                   4.35%       6/2/2000               30,235            30,235
Philadelphia PA IDA VRDO (Cancer Research)                            4.35%       6/2/2000 LOC            4,600             4,600
Philadelphia PA School Dist. TRAN                                     4.00%      6/30/2000 LOC           47,500            47,518
Philadelphia PA School Dist. TOB VRDO                                 4.35%       6/8/2000 +              4,120             4,120

15

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
                                                                     COUPON           DATE                (000)             (000)
----------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA TRAN                                                  4.25%      6/30/2000              $20,000         $  20,004
Philadelphia PA Water & Waste Water Rev. VRDO                         4.05%       6/7/2000 (2)           56,300            56,300
Sayre PA Health Care Fac. Auth. VRDO
 (VHA of Pennsylvania, Pooled Capital Asset Financial Program)        4.15%       6/7/2000 (2)           74,700            74,700
Scranton-Lackawanna PA Health & Welfare Auth. VRDO
 (Mercy Health System)                                                4.15%       6/7/2000                6,300             6,300
Somerset County PA General Auth.                                      6.45%     10/15/2000 (ETM)          2,000             2,019
South Fork PA Hosp. Auth. Rev. VRDO (Conemaugh Valley Hosp.)          4.35%       6/2/2000 (1)            7,300             7,300
Spring-Ford Area PA School Dist. TOB VRDO                             4.38%       6/8/2000 (4)+           3,573             3,573
St. Mary's Hosp. Auth. PA VRDO (Catholic Health Initiatives)          4.05%       6/7/2000               18,600            18,600
Temple Univ. PA Higher Educ. GO                                       5.00%      5/10/2001               27,000            27,182
Univ. of Pittsburgh PA Higher Educ.                                   5.20%      5/23/2001               20,000            20,103
Univ. of Pittsburgh PA Higher Educ. RAN                               4.00%      6/30/2000               19,000            19,009
Univ. of Pittsburgh PA Higher Educ. VRDO                              4.25%       6/8/2000 LOC           23,000            23,000
Washington County PA Higher Educ. VRDO
 (Pooled Equipment Lease Program)                                     4.35%       6/7/2000 LOC           30,635            30,635
York County PA IDA PCR VRDO (PECO)                                    4.30%       6/2/2000 LOC           10,940            10,940
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                      3.40%       6/7/2000 (1)           44,700            44,700
Puerto Rico Highway & Transp. Auth. VRDO                              3.50%       6/7/2000                6,500             6,500
Puerto Rico TRAN                                                      4.50%      7/30/2000               17,000            17,020
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $1,971,977)                                                                                                      1,971,977
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                       28,949
Liabilities                                                                                                                (7,638)
                                                                                                                       -----------
                                                                                                                           21,311
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,993,329,014 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                              $1,993,288
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $1.00
==================================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transac- tions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the aggregate value of these securities was $30,088,000, representing 1.5% of net assets.
For key to abbreviations and other references, see page 21.

--------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------
                                              AMOUNT       PER
                                                (000)    SHARE
--------------------------------------------------------------
Paid in Capital                           $1,993,328     $1.00
Undistributed Net Investment Income               --        --
Accumulated Net Realized Losses                  (40)       --
Unrealized Appreciation                           --        --
--------------------------------------------------------------
NET ASSETS                                $1,993,288     $1.00
==============================================================

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16

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                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                       COUPON           DATE                (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (93.5%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)   5.00%       1/1/2017 (1)          $12,205           $10,932
Allegheny County PA Airport Rev. (Pittsburgh International Airport)   5.00%       1/1/2019 (1)           15,750            13,838
Allegheny County PA GO                                                0.00%       5/1/2003 (2)            8,815             7,552
Allegheny County PA GO                                                6.00%       5/1/2010 (2)            3,030             3,088
Allegheny County PA GO                                                6.00%       5/1/2012 (2)            3,000             3,112
Allegheny County PA Hosp. Dev. Auth. Rev. (Catholic Health East)      5.25%     11/15/2013 (2)            1,000               935
Allegheny County PA Hosp. Dev. Auth. Rev. (Magee Women's Hosp.)       6.00%      10/1/2010 (3)            4,235             4,424
Allegheny County PA Hosp. Dev. Auth. Rev.
 (Presbyterian Univ. Health System)                                   6.00%      11/1/2002 (1)(Prere.)    3,000             3,068
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)       5.125%      7/1/2022 (1)            5,960             5,131
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)       5.60%       4/1/2017 (1)            2,000             1,908
Allegheny County PA Port Auth.                                        6.00%       3/1/2011 (1)            1,840             1,910
Allegheny County PA Port Auth.                                        6.00%       3/1/2012 (1)            4,310             4,451
Allegheny County PA Port Auth.                                        6.00%       3/1/2016 (1)            2,565             2,635
Allegheny County PA Port Auth.                                        6.00%       3/1/2024 (1)           16,000            15,958
Allegheny County PA Port Auth.                                        6.25%       3/1/2016 (1)            3,740             3,872
Allegheny County PA Port Auth.                                        6.25%       3/1/2017 (1)            2,000             2,063
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%      12/1/2013 (3)           13,100            12,880
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%      12/1/2016 (3)           33,665            32,291
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%      12/1/2019 (1)           54,630            54,905
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.25%      12/1/2014 (1)            9,660            10,046
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.50%      12/1/2011 (3)            8,000             8,153
Altoona PA Water Rev. Auth.                                           6.50%      11/1/2004 (3)(Prere.)   13,790            14,765
Altoona PA Water Rev. Auth.                                           6.50%      11/1/2019 (3)              210               217
Beaver County PA IDA PCR (Ohio Edison)                                7.00%       6/1/2021 (3)           22,715            23,549
Beaver County PA IDA PCR (Ohio Edison)                                7.10%       6/1/2018 (3)            5,000             5,100
Berks County PA GO                                                    0.00%     11/15/2013 (3)(ETM)       7,250             3,294
Berks County PA GO                                                    0.00%     11/15/2014 (3)(ETM)       8,615             3,660
Berks County PA GO                                                    0.00%     11/15/2015 (3)(ETM)       6,250             2,484
Berks County PA GO                                                    5.75%     11/15/2012 (3)            7,750             7,776
Berks County PA Hosp. Rev. (Reading Hosp.)                            5.70%      10/1/2014 (1)            4,500             4,478
Berks County PA Hosp. Rev. (Reading Hosp.)                            6.10%      10/1/2023 (1)           16,500            16,356
Berks County PA IDA VRDO (Lutheran Health Care)                       4.15%       6/7/2000 (2)           10,000            10,000
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                      5.00%       7/1/2022 (2)            5,315             4,469
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                      5.50%       7/1/2016 (2)            4,480             4,300
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                      6.50%       7/1/2002 (2)(Prere.)    8,500             8,904
Butler County PA GO                                                   6.00%      7/15/2012 (3)            5,185             5,254
Center City Philadelphia PA Business Improvement                      5.50%      12/1/2015 (2)            6,955             6,764
Center Township PA Sewer Auth. Rev.                                   5.50%      4/15/2011 (1)            2,375             2,369
Central Dauphin PA School Dist. GO                                    0.00%       6/1/2004 (2)            4,800             3,876
Chester County PA Health & Educ. Fac. Auth. Rev.
 (Chester County Hosp.)                                              5.875%       7/1/2016 (1)            7,870             7,785
Chester County PA Health & Educ. Fac. Auth. Rev.
 (Jefferson Health System)                                           5.125%      5/15/2018 (2)           12,445            10,959
Chester County PA Health & Educ. Fac. Auth. Rev.
 (Jefferson Health System)                                            5.25%      5/15/2022 (2)           36,580            32,123
Coatesville PA School Dist. GO                                        5.75%       4/1/2007 (4)(Prere.)   10,080            10,371
Corry PA Area School Dist. GO                                         5.50%     12/15/2010 (1)            4,000             4,006
Council Rock PA School Dist. GO                                       4.75%     11/15/2017 (3)            7,000             5,987
Dauphin County PA General Auth. Health System Rev.
 (West Pennsylvania Hosp.)                                            5.50%       7/1/2013 (1)            5,000             4,917
Delaware County PA Auth. Rev. (Catholic Health East)                  5.25%     11/15/2012 (2)            3,435             3,246
Delaware County PA Auth. Rev. (Catholic Health East)                  5.25%     11/15/2013 (2)            4,665             4,361
Delaware County PA Auth. Rev.
 (Delaware County Memorial Hosp.)                                     5.50%      8/15/2013 (1)           12,000            11,648
Delaware County PA Auth. Rev. (Villanova Univ.)                       5.00%      12/1/2028 (1)           26,885            22,724
Delaware River Joint Toll Bridge Comm. PA & NJ Rev.                   6.00%       7/1/2018 (3)            3,040             3,052
Delaware River Port Auth. PA & NJ Rev. Dist. Project                  5.70%       1/1/2023 (4)            8,345             8,128

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17

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                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
                                                                     COUPON           DATE                (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Delaware River Port Auth. PA & NJ Rev.                                5.50%       1/1/2026 (3)          $13,025           $12,227
Dover Township PA Sewer Auth. Rev.                                    5.55%      11/1/2022 (1)            4,000             3,779
Erie County PA Hosp. Auth. Rev. (St. Vincent Health Care)            6.125%       7/1/2013 (1)            3,900             3,986
Erie PA School Dist. GO                                               0.00%       9/1/2010 (4)            5,665             3,146
Erie PA School Dist. GO                                               0.00%       9/1/2011 (4)            5,780             3,021
Erie PA School Dist. GO                                               0.00%       9/1/2013 (4)            2,780             1,272
Erie PA School Dist. GO                                               0.00%       9/1/2016 (4)            5,785             2,162
Fort LeBoeuf PA School Dist. GO                                       5.80%       1/1/2003 (1)(Prere.)    5,500             5,600
Garnet Valley PA School Dist. GO                                      5.70%       4/1/2011 (2)            3,000             3,010
Greensburg Salem PA School Dist. GO                                   6.45%      9/15/2018 (1)            7,500             7,673
Hazelton PA Area School Dist. GO                                      0.00%       3/1/2017 (3)            4,425             1,602
Hazleton PA Area School Dist. GO                                      5.50%       3/1/2011 (3)            3,740             3,740
Hazleton PA Area School Dist. GO                                      6.00%       3/1/2016 (3)           18,245            18,807
Lancaster County PA GO                                                6.25%       5/1/2013 (3)++          4,370             4,584
Lancaster County PA GO                                                6.25%       5/1/2014 (3)++          4,605             4,812
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)    6.60%      4/15/2010 (1)            4,940             5,055
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)    6.70%      4/15/2012 (1)            4,000             4,105
Lancaster PA School Dist. GO                                         5.375%      2/15/2017 (3)            5,590             5,286
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley Health Network)                                       5.00%       7/1/2028 (1)           15,905            13,143
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley Health Network)                                      5.625%       7/1/2005 (1)(Prere.)      800               828
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley Health Network)                                      5.625%       7/1/2025 (1)            9,200             8,542
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley Health Network)                                       5.70%       7/1/2010 (1)            3,905             3,925
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley Health Network)                                       7.00%       7/1/2016 (1)            4,415             4,974
Manheim PA Central School Dist. GO                                    6.85%       3/1/2008 (3)            2,705             2,744
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2004 (1)            1,040               824
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2005 (1)            1,050               786
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2006 (1)            2,015             1,424
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2007 (1)            2,080             1,385
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2008 (1)            2,270             1,423
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2009 (1)            2,020             1,192
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2010 (1)            1,840             1,021
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2011 (1)            1,835               955
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2014 (1)            2,040               868
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2015 (1)            2,040               817
McKeesport PA Area School Dist. GO                                    0.00%      10/1/2016 (1)            4,655             1,742
Montgomery County PA Higher Educ. & Health Auth. Rev.
 (Abington Memorial Hosp.)                                            5.00%       6/1/2028 (2)            8,660             7,158
Montgomery County PA Higher Educ. & Health Auth. Rev.
 (Abington Memorial Hosp.)                                            6.00%       6/1/2003 (2)(Prere.)    8,140             8,484
Montgomery County PA Higher Educ. & Health Auth. Rev.
 (Abington Memorial Hosp.)                                            6.10%       6/1/2012 (2)            5,000             5,093
Montgomery County PA Higher Educ. & Health Auth. Rev.
 (Pottstown Healthcare)                                               5.00%       1/1/2027 (4)            6,250             5,187
Montgomery County PA Higher Educ. & Health Auth. Rev.
 (Pottstown Healthcare)                                              5.375%       1/1/2012 (4)            5,085             4,892
Mount Lebanon PA Hosp. Dev. Auth. Rev. (St. Clair Memorial Hosp.)     6.25%       7/1/2006 (3)            9,250             9,716
Nazareth PA School Dist. GO                                           5.50%      5/15/2005 (2)(Prere.)    1,500             1,524
Neshaminy PA School Dist. GO                                          5.70%      2/15/2014 (3)            8,795             8,789
North Hills PA School Dist. GO                                        5.25%     11/15/2007 (3)(Prere.)    7,440             7,444
North Penn PA Water Auth. Rev.                                       6.125%      11/1/2010 (3)            5,140             5,255
North Wales PA Water Auth. Rev.                                      6.125%      11/1/2002 (3)(Prere.)    3,000             3,079
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                 6.25%       1/1/2019 (1)           10,000            10,056
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                7.875%       1/1/2019 (5)              285               289
Northampton County PA IDA PCR (Metro. Edison)                         6.10%      7/15/2021 (1)            4,410             4,427
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)     5.25%       1/1/2016 (2)            6,560             6,004
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)     5.25%       1/1/2026 (2)            5,350             4,647

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
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                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                       COUPON           DATE                (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Owen J. Roberts School Dist. PA GO                                   5.375%      5/15/2018 (1)          $ 4,565           $ 4,278
Penn Trafford PA School Dist. GO                                      5.85%       5/1/2004 (1)(Prere.)    2,435             2,500
Pennsylvania Convention Center Auth. Rev.                             0.00%       9/1/2004 (3)(ETM)       5,000             3,988
Pennsylvania Convention Center Auth. Rev.                             6.00%       9/1/2019 (3)(ETM)      14,275            14,502
Pennsylvania Convention Center Auth. Rev.                             6.70%       9/1/2016 (3)(ETM)      19,150            21,141
Pennsylvania GO                                                       5.00%     11/15/2015 (2)            5,000             4,562
Pennsylvania GO                                                      5.125%      3/15/2017 (2)            7,990             7,312
Pennsylvania GO                                                      5.375%      5/15/2010 (3)           13,800            13,742
Pennsylvania GO                                                      5.375%      5/15/2012 (3)           16,570            16,276
Pennsylvania GO                                                      5.375%      5/15/2014 (3)           14,000            13,540
Pennsylvania GO                                                      5.375%      5/15/2016 (3)            5,000             4,766
Pennsylvania GO                                                       5.75%      10/1/2015 (3)           19,850            19,848
Pennsylvania Higher Educ. Assistance Agency Capital Acquisition      6.125%     12/15/2016 (1)            2,000             2,048
Pennsylvania Higher Educ. Auth. Rev.
 (Allegheny/Delaware Valley Obligated Group)                         5.875%     11/15/2016 (1)           20,000            19,679
Pennsylvania Higher Educ. Auth. Rev.
 (Allegheny/Delaware Valley Obligated Group)                         5.875%     11/15/2021 (1)            9,545             9,190
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)             5.125%      12/1/2029 (2)            5,000             4,312
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)             5.625%      12/1/2014 (1)            2,200             2,184
Pennsylvania Higher Educ. Auth. Rev. (College & Univ.)                7.20%       1/1/2004 (2)            2,120             2,124
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                   5.00%       4/1/2029 (1)           13,700            11,568
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                   5.25%       4/1/2011 (1)            3,545             3,453
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ. )                  5.25%       4/1/2016 (1)            4,000             3,742
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 4.75%      6/15/2023 (3)           13,000            10,608
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.25%      6/15/2014 (3)           10,765            10,221
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.25%      6/15/2015 (3)            5,205             4,910
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.25%      6/15/2017 (3)            8,830             8,182
Pennsylvania Intergovernmental Cooperative Auth. Rev.                5.625%      6/15/2013 (3)            2,605             2,594
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 6.00%      6/15/2000 (3)(ETM)       2,000             2,001
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 7.00%      6/15/2005 (3)(Prere.)    2,250             2,434
Pennsylvania State Univ.                                              5.00%      8/15/2027 (2)           10,000             8,494
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    4.75%      12/1/2027 (2)           13,060            10,559
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.00%      12/1/2023 (2)           24,325            20,937
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                   5.125%      12/1/2016 (2)            4,735             4,371
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    6.00%      12/1/2004 (2)(Prere.)    7,450             7,820
Pennsylvania Turnpike Comm. Rev.                                      5.50%      12/1/2017 (3)+          16,000            15,341
Pennsylvania Turnpike Comm. Rev.                                      5.75%      12/1/2012 (2)           10,000            10,059
Pennsylvania Turnpike Comm. Rev.                                      6.00%       6/1/2015 (1)           28,800            29,012
Pennsylvania Turnpike Comm. Rev.                                      6.25%       6/1/2011 (2)           14,390            14,735
Philadelphia PA Airport Rev.                                          5.00%       7/1/2023 (3)            5,100             4,272
Philadelphia PA Airport Rev.                                         5.125%       7/1/2028 (3)           17,100            14,370
Philadelphia PA Airport Rev.                                          5.75%      6/15/2010 (3)            4,440             4,528
Philadelphia PA GO                                                    5.00%      3/15/2028 (4)           15,000            12,624
Philadelphia PA GO                                                    5.00%      5/15/2020 (1)            8,000             6,975
Philadelphia PA GO                                                    5.25%      3/15/2014 (4)            2,000             1,900
Philadelphia PA GO                                                    5.25%      3/15/2015 (4)            2,600             2,454
Philadelphia PA GO                                                    6.00%     11/15/2004 (3)(Prere.)    6,880             7,234
Philadelphia PA GO                                                    6.00%     11/15/2010 (3)            1,065             1,096
Philadelphia PA GO                                                    6.00%     11/15/2011 (3)            1,145             1,176
Philadelphia PA GO                                                    6.00%     11/15/2012 (3)            1,270             1,296
Philadelphia PA GO                                                    6.00%     11/15/2013 (3)              715               728
Philadelphia PA Gas Works Rev.                                        5.00%       7/1/2028 (4)            5,000             4,174
Philadelphia PA Gas Works Rev.                                        5.25%       7/1/2011 (4)            3,965             3,839
Philadelphia PA Gas Works Rev.                                       5.375%       7/1/2012 (4)            4,000             3,891
Philadelphia PA Gas Works Rev.                                       5.375%       7/1/2014 (4)            4,810             4,606
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
 (Jefferson Health System)                                           5.125%      5/15/2018 (2)            5,700             5,036
Philadelphia PA Parking Auth. Rev.                                    5.25%       9/1/2029 (4)            3,530             3,092
Philadelphia PA Parking Auth. Rev.                                    5.40%       9/1/2011 (2)            4,520             4,454
Philadelphia PA Parking Auth. Rev.                                    5.40%       9/1/2012 (2)            5,990             5,859
Philadelphia PA Parking Auth. Rev.                                    5.40%       9/1/2015 (2)            6,350             6,085

19

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
                                                                     COUPON           DATE                (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA Parking Auth. Rev.                                    5.50%       9/1/2018 (2)          $ 4,250           $ 4,034
Philadelphia PA School Dist. GO                                       0.00%       7/1/2001 (2)           11,750            11,137
Philadelphia PA School Dist. GO                                       5.25%       4/1/2015 (1)            4,000             3,775
Philadelphia PA School Dist. GO                                       5.25%       4/1/2017 (1)            3,000             2,781
Philadelphia PA School Dist. GO                                       5.50%       9/1/2005 (2)(Prere.     1,150             1,187
Philadelphia PA School Dist. GO                                       5.50%       9/1/2015 (2)            9,330             9,048
Philadelphia PA School Dist. GO                                       5.50%       9/1/2018 (2)            4,000             3,797
Philadelphia PA School Dist. GO                                       5.50%       9/1/2025 (2)           15,000            13,847
Philadelphia PA Water & Waste Water Rev.                              5.50%       8/1/2014 (1)           12,900            12,577
Philadelphia PA Water & Waste Water Rev.                              5.60%       8/1/2018 (1)            5,920             5,685
Philadelphia PA Water & Waste Water Rev.                              6.25%       8/1/2011 (1)            3,750             3,992
Philadelphia PA Water & Waste Water Rev.                              7.00%      6/15/2010 (3)           33,865            37,770
Philadelphia PA Water & Waste Water Rev.                              7.00%      6/15/2011 (3)           35,685            40,006
Pine Richland School Dist. PA GO                                      5.50%       9/1/2019 (4)            3,430             3,250
Pittsburgh PA GO                                                     5.125%       9/1/2014 (3)           10,435             9,749
Pittsburgh PA GO                                                     5.125%       9/1/2015 (3)            7,795             7,237
Pittsburgh PA GO                                                      5.25%       9/1/2017 (3)            4,980             4,612
Pittsburgh PA GO                                                      5.50%       9/1/2014 (2)           10,500            10,306
Pittsburgh PA GO                                                      5.75%       9/1/2016 (3)            4,505             4,481
Pittsburgh PA GO                                                      6.00%       9/1/2018 (3)            4,450             4,487
Pittsburgh PA GO                                                      6.25%       9/1/2001 (1)(Prere.)   11,030            11,434
Pittsburgh PA Public Parking Auth. Rev.                              5.875%      12/1/2012 (3)            8,200             8,279
Pittsburgh PA School Dist. GO                                         0.00%       8/1/2009 (2)            4,000             2,383
Pittsburgh PA Water & Sewer System Rev.                               5.00%       9/1/2019 (4)            5,170             4,530
Pittsburgh PA Water & Sewer System Rev.                               5.25%       9/1/2022 (4)            2,495             2,233
Pittsburgh PA Water & Sewer System Rev.                               7.25%       9/1/2014 (3)(ETM       25,210            28,225
Pittsburgh PA Water & Sewer System Rev.                              7.625%       9/1/2004 (3)(ETM)       5,370             5,750
Pocono Mountain PA School Dist. GO                                    5.75%      10/1/2009 (2)            6,000             6,037
Reading PA GO                                                        5.875%     11/15/2002 (2)(Prere.)    4,175             4,259
Reading PA GO                                                        5.875%     11/15/2012 (2)           13,825            13,911
Ridley PA School Dist. GO                                             5.00%     11/15/2029 (3)           16,655            14,043
Sayre PA Health Care Fac. Auth. Rev. (Guthrie Health Care System)     7.00%       3/1/2011 (2)            2,000             2,066
Sayre PA Health Care Fac. Auth. VRDO
 (VHA of Pennsylvania, Pooled Capital Asset Financial Program)        4.15%       6/7/2000 (2)            2,400             2,400
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
 (Mercy Health System)                                               5.625%       1/1/2016 (1)            5,490             5,289
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
 (Mercy Health System)                                                5.70%       1/1/2023 (1)            9,205             8,681
Seneca Valley PA School Dist. GO                                      5.75%       7/1/2002 (3)(Prere.)    2,000             2,031
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)              5.625%       7/1/2010 (6)+           2,300             2,316
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)               5.75%       7/1/2018 (6)            7,000             6,891
Southeastern PA Transp. Auth. Rev.                                   5.375%       3/1/2017 (3)            2,500             2,364
Southeastern PA Transp. Auth. Rev.                                   5.375%       3/1/2022 (3)           15,825            14,559
Southeastern PA Transp. Auth. Rev.                                    5.45%       3/1/2011 (3)            3,730             3,703
Southwestern PA School Dist. GO                                       6.40%      6/15/2002 (3)(Prere.)    3,825             4,001
Spring-Ford Area School Dist. PA                                      4.75%       3/1/2025 (3)            3,125             2,552
St. Mary's Hosp. Auth. Langhorne PA Rev.
 (Franciscan Health System)                                           7.00%       7/1/2009 (5)            1,000             1,020
St. Mary's Hosp. Auth. Langhorne PA Rev.
 (Franciscan Health System                                            7.00%       7/1/2013 (5)            5,050             5,149
St. Mary's Hosp. Auth. Langhorne PA Rev.
 (Franciscan Health System)                                           7.00%      6/15/2015 (5)            1,770             1,791
Univ. of Pittsburgh PA                                                5.00%       6/1/2021 (1)            7,145             6,214
Univ. of Pittsburgh PA                                                5.25%       6/1/2017 (3)            6,995             6,497
Univ. of Pittsburgh PA                                                5.50%       6/1/2010 (1)            5,285             5,315
Univ. of Pittsburgh PA                                                5.50%       6/1/2014 (1)           11,780            11,544
Univ. of Pittsburgh PA                                               6.125%       6/1/2002 (1)(Prere.)   12,525            13,020
Univ. of Pittsburgh PA                                               6.125%       6/1/2021 (1)           13,545            13,590
Univ. of Pittsburgh PA                                                6.25%       6/1/2012 (1)            1,490             1,524
Univ. of Pittsburgh PA of Higher Educ. Capital Project               5.125%       6/1/2027 (3)            4,700             4,084
Upper Darby PA School Dist. GO                                        5.00%       5/1/2019 (2)            5,970             5,251

20

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                       COUPON           DATE                (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Washington County PA Hosp. Auth. Rev. (Shadyside Hosp.)              5.875%     12/15/2002 (2)(Prere.)  $22,000        $   22,847
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)              6.75%       7/1/2012 (2)           10,000            10,214
West Allegheny PA School Dist. GO                                     6.25%       8/1/2002 (2)(Prere.)    6,155             6,282
West Jefferson Hills PA School Dist. GO                               5.90%       8/1/2010 (3)            3,160             3,195
West Jefferson Hills PA School Dist. GO                               5.95%       8/1/2014 (3)            7,180             7,215
West Mifflin PA School Dist. GO                                       5.35%      2/15/2009 (3)            1,555             1,550
West Mifflin PA School Dist. GO                                      5.625%      8/15/2005 (3)(Prere.)    7,000             7,156
Westmoreland County PA Auth. Rev.                                    6.125%       7/1/2017 (1)(ETM)       8,205             8,581
York County PA Hosp. Auth. Rev. (York Hosp.)                          5.25%       7/1/2017 (2)            3,500             3,173
York County PA Hosp. Auth. Rev. (York Hosp.)                          5.25%       7/1/2023 (2)            8,675             7,612
York County PA Solid Waste & Refuse Auth. Rev.                        5.50%      12/1/2013 (3)            6,750             6,699
York County PA Solid Waste & Refuse Auth. Rev.                        5.50%      12/1/2014 (3)            4,050             3,998
York PA City Sewer Auth. Rev.                                         0.00%      12/1/2012 (1)            3,235             1,566
                                                                                                                       -----------
                                                                                                                        1,656,082
                                                                                                                       -----------
NONINSURED (5.3%)
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)     4.25%       6/8/2000 LOC            4,000             4,000
Allegheny County PA Higher Educ. Building Auth. VRDO
 (Carnegie Mellon Univ.)                                              4.35%       6/2/2000                  200               200
Delaware County PA IDA Airport Fac. Rev. VRDO
 (United Parcel Service)                                              4.30%       6/2/2000                  200               200
Geisinger Health System Auth. of Pennsylvania VRDO
 (Penn State Geisinger Health System)                                 4.35%       6/2/2000               17,700            17,700
Lower Merion Township PA School Dist. GO                              5.00%      5/15/2023               10,300             8,956
Montgomery County PA GO                                               5.00%      7/15/2019                8,800             7,806
Montgomery County PA GO                                               5.00%      7/15/2024                8,905             7,616
Montgomery County PA GO                                              5.375%     10/15/2025                7,930             7,192
Montgomery County PA GO                                               5.40%      9/15/2019                2,360             2,228
Pennsylvania GO                                                       5.40%       7/1/2000                4,000             4,002
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
 (Carnegie Mellon Univ.)                                              4.35%       6/2/2000                  700               700
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
 (Carnegie Mellon Univ.)                                              4.35%       6/2/2000                6,900             6,900
Pennsylvania Housing Single Family Mortgage Finance Agency Rev.       5.40%      10/1/2024                7,250             7,097
Pennsylvania Housing Single Family Mortgage Finance Agency Rev.       6.15%      10/1/2020                5,000             4,971
Pennsylvania Housing Single Family Mortgage Finance Agency Rev.       6.90%       4/1/2017                3,795             3,867
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
 (Children's Hosp. Project)                                           4.35%       6/2/2000                5,900             5,900
St. Mary's Hosp. Auth. Bucks County PA Rev.
 (Catholic Health System)                                            5.375%      12/1/2011                2,525             2,389
St. Mary's Hosp. Auth. Bucks County PA Rev.
 (Catholic Health System)                                            5.375%      12/1/2013                2,340             2,165
                                                                                                                       -----------
                                                                                                                           93,889
                                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $1,781,882)                                                                                                      1,749,971
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                       35,950
Liabilities                                                                                                               (14,505)
                                                                                                                       -----------
                                                                                                                           21,445
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 168,684,498 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                              $1,771,416
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $10.50
==================================================================================================================================
 *See Note A in Notes to Financial Statements.
 +Securities with a value of $3,884,000 have been segregated as initial margin for open futures contracts.
++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2000.
For key to abbreviations and other references, see page 21.

21

--------------------------------------------------------------------------------
                                                            AMOUNT          PER
                                                             (000)        SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                         $1,804,917       $10.70
Undistributed Net Investment Income                             --           --
Overdistributed Net Realized Gains                          (1,539)        (.01)
Unrealized Depreciation--Note F
 Investment Securities                                     (31,911)        (.19)
 Futures Contracts                                             (51)          --
--------------------------------------------------------------------------------
NET ASSETS                                              $1,771,416       $10.50
================================================================================

KEY TO ABBREVIATIONS

CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

22

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                   PENNSYLVANIA
                                               PENNSYLVANIA             INSURED
                                                 TAX-EXEMPT           LONG-TERM
                                               MONEY MARKET          TAX-EXEMPT
                                                       FUND                FUND
                                             -----------------------------------
                                                SIX MONTHS ENDED MAY 31, 2000
                                             -----------------------------------
                                                      (000)               (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                        $38,338             $51,333
                                             -----------------------------------
        Total Income                                 38,338              51,333
                                             -----------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                    117                 107
        Management and Administrative                 1,433               1,303
        Marketing and Distribution                      204                 131
    Custodian Fees                                       11                  10
    Auditing Fees                                         4                   4
    Shareholders' Reports                                 9                  12
    Trustees' Fees and Expenses                           1                   1
                                             -----------------------------------
        Total Expenses                                1,779               1,568
        Expenses Paid Indirectly--Note C                (11)                (45)
                                             -----------------------------------
        Net Expenses                                  1,768               1,523
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                36,570              49,810
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                           (1)              4,477
    Futures Contracts                                    --                  --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 (1)              4,477
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                --             (29,793)
    Futures Contracts                                    --                 (51)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         --             (29,844)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $36,569             $24,443
================================================================================

23

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------
                                     PENNSYLVANIA TAX-EXEMPT        PENNSYLVANIA INSURED LONG-TERM
                                        MONEY MARKET FUND                   TAX-EXEMPT FUND
                                  -----------------------------    -------------------------------
                                     SIX MONTHS           YEAR          SIX MONTHS           YEAR
                                          ENDED          ENDED               ENDED          ENDED
                                   MAY 31, 2000  NOV. 30, 1999        MAY 31, 2000  NOV. 30, 1999
                                          (000)          (000)               (000)          (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                36,570         58,475              49,810        101,053
    Realized Net Gain (Loss)                 (1)            (3)              4,477            545
    Change in Unrealized Appreciation
     (Depreciation)                          --             --             (29,844)      (136,729)
                                  ----------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
         Resulting from Operations       36,569         58,472              24,443        (35,131)
                                  ----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income               (36,570)       (58,475)            (49,810)      (101,053)
    Realized Capital Gain                    --             --                  --        (15,574)
                                  ----------------------------------------------------------------
        Total Distributions             (36,570)       (58,475)            (49,810)      (116,627)
                                  ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                            1,270,761      2,103,064             163,657        405,695
    Issued in Lieu of Cash
     Distributions                       33,927         53,903              33,532         82,424
    Redeemed                         (1,274,851)    (2,062,137)           (270,279)      (410,261)
                                  ----------------------------------------------------------------
        Net Increase (Decrease) from
         Capital Share Transactions      29,837         94,830             (73,090)        77,858
--------------------------------------------------------------------------------------------------
    Total Increase (Decrease)            29,836         94,827             (98,457)       (73,900)
--------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period               1,963,452      1,868,625           1,869,873      1,943,773
                                  ----------------------------------------------------------------
    End of Period                    $1,993,288     $1,963,452          $1,771,416     $1,869,873
==================================================================================================

(1)Shares Issued (Redeemed)
    Issued                            1,270,761      2,103,064              15,506         36,340
    Issued in Lieu of Cash
     Distributions                       33,927         53,903               3,175          7,416
    Redeemed                         (1,274,851)    (2,062,137)            (25,638)       (36,992)
                                  ----------------------------------------------------------------
        Net Increase (Decrease)
         in Shares Outstanding           29,837         94,830              (6,957)         6,764
==================================================================================================

24

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------
                                               PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                         YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING    SIX MONTHS ENDED   -------------------------------------------
THROUGHOUT EACH PERIOD         MAY 31, 2000     1999     1998     1997     1996     1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                  $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income              .018     .030     .033     .034     .033     .036
    Net Realized and Unrealized
     Gain (Loss) on Investments          --       --       --       --       --       --
                                    -----------------------------------------------------
        Total from Investment
         Operations                    .018     .030     .033     .034     .033     .036
                                    -----------------------------------------------------
DISTRIBUTIONS
    Dividends from Net
     Investment Income                (.018)   (.030)   (.033)   (.034)   (.033)   (.036)
    Distributions from Realized
     Capital Gains                       --       --       --       --       --       --
                                    -----------------------------------------------------
        Total Distributions           (.018)   (.030)   (.033)   (.034)   (.033)   (.036)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
=========================================================================================

TOTAL RETURN                          1.85%    3.06%    3.33%    3.49%    3.36%    3.69%
=========================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period
     (Millions)                      $1,993   $1,963   $1,869   $1,598   $1,371   $1,200
    Ratio of Total Expenses to
     Average Net Assets              0.18%*    0.19%    0.20%    0.20%    0.19%    0.20%
    Ratio of Net Investment Income
     to Average Net Assets           3.65%*    3.01%    3.27%    3.42%    3.30%    3.62%
=========================================================================================
*Annualized.

25

-----------------------------------------------------------------------------------------
                                          PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                         YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING    SIX MONTHS ENDED  --------------------------------------------
THROUGHOUT EACH PERIOD         MAY 31, 2000     1999     1998     1997     1996     1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                 $10.65   $11.51   $11.27   $11.26   $11.28   $10.07
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income              .294     .578     .597     .598     .606     .612
    Net Realized and Unrealized
     Gain (Loss) on Investments       (.150)   (.768)    .240     .074     .017    1.210
                                    -----------------------------------------------------
        Total from Investment
         Operations                    .144    (.190)    .837     .672     .623    1.822
                                    -----------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment
     Income                           (.294)   (.578)   (.597)   (.598)   (.606)   (.612)
    Distributions from Realized
     Capital Gains                       --    (.092)      --    (.064)   (.037)      --
                                    -----------------------------------------------------
        Total Distributions           (.294)   (.670)   (.597)   (.662)   (.643)   (.612)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $10.50   $10.65   $11.51   $11.27   $11.26   $11.28
=========================================================================================

TOTAL RETURN                          1.37%   -1.74%    7.60%    6.21%    5.77%   18.48%
=========================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period
     (Millions)                      $1,771   $1,870   $1,944   $1,746   $1,651   $1,569
    Ratio of Total Expenses to
     Average Net Assets              0.17%*    0.19%    0.20%    0.18%    0.19%    0.20%
    Ratio of Net Investment
     Income to Average Net Assets    5.50%*    5.20%    5.23%    5.37%    5.47%    5.63%
    Portfolio Turnover Rate             9%*      13%      19%       9%      13%      12%
=========================================================================================
*Annualized.

26

NOTES TO FINANCIAL STATEMENTS
Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market and Pennsylvania Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to

27

0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                              CAPITAL CONTRIBUTED  PERCENTAGE      PERCENTAGE
                                  TO VANGUARD       OF FUND       OF VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND         (000)         NET ASSETS     CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                         $374             0.02%            0.4%
Insured Long-Term                     348             0.02             0.3
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2000, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                     EXPENSE REDUCTION
                                                           (000)
                                            ------------------------------------
                                             MANAGEMENT AND           CUSTODIAN
PENNSYLVANIA TAX-EXEMPT FUND                 ADMINISTRATIVE              FEES
--------------------------------------------------------------------------------
Money Market                                       --                    $11
Insured Long-Term                                 $35                     10
--------------------------------------------------------------------------------

D. During the six months ended May 31, 2000, the Insured Long-Term Tax-Exempt Fund purchased $79,116,000 of investment securities and sold $121,399,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $3,592,000 through November 30, 1999, which are deferred for tax purposes and increase the amount of net unrealized depreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $2,424,000 to offset future net capital gains through November 30, 2007.

F. At May 31, 2000, net unrealized depreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $35,503,000, consisting of unrealized gains of $26,438,000 on securities that had risen in value since their purchase and $61,941,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

28

     At May 31, 2000, the aggregate  settlement value of open futures  contracts
expiring   in   September   2000  and  the   related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                               (000)
                                                     ---------------------------
PENNSYLVANIA                                          AGGREGATE    UNREALIZED
TAX-EXEMPT FUND/                    NUMBER OF LONG    SETTLEMENT  APPRECIATION
FUTURES CONTRACTS                 (SHORT) CONTRACTS     VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Insured Long-Term/
 U.S. Treasury Bond                      (175)         $16,734       $(322)
 U.S. Treasury Note                       290           28,067         271
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.
ROBERT A. DISTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MACKINNON - Fixed Income Group.
F. WILLIAM MCNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Quantitative Equity Group.

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reproduction of Leading the Way, a 1984 work created
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www.vanguard.com

FUND INFORMATION
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1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

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All rights reserved.
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Corporation, Distributor.